SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Commission file number: 333-220497	(Rangers Sub I, LLC)
Commission file number: 333-39595-01	(FelCor Lodging Limited Partnership)

Date of Report (Date of earliest event reported): March 9, 2018

RANGERS SUB I, LLC

FELCOR LODGING LIMITED PARTNERSHIP

(Exact name of registrant as specified in its charter)

Maryland	(Rangers Sub I, LLC)	30-1001580
Delaware	(FelCor Lodging Limited Partnership)	75-2544994
(State or Other Jurisdiction of Incorporation or Organization)		(I.R.S. Employer Identification No.)

c/o RLJ Lodging Trust 3 Bethesda Metro Center Suite 1000 Bethesda, MD	20814
(Address of principal executive offices)	(Zip Code)

(301) 280-7777

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02.                                        Termination of a Material Definitive Agreement.

On March 9, 2018 (the “Redemption Date”), FelCor Lodging Limited Partnership (“FelCor LP”) completed the previously announced redemption (the “Redemption”) of  its outstanding 5.625% Senior Secured Notes due 2023 (the “Notes”) in accordance with that certain Indenture dated as of December 17, 2012 (the “Original Indenture”), as supplemented by that First Supplemental Indenture dated January 7, 2013 (the “First Supplemental Indenture”) and that Second Supplemental Indenture dated August 31, 2017 (the “Second Supplemental Indenture” and, together with the Original Indenture and the First Supplemental Indenture, the “Indenture”), by and among FelCor LP, Rangers Sub I, LLC (the “Company”), the other guarantors party thereto and U.S. Bank National Association (the “Trustee”), as trustee, collateral agent, registrar and paying agent.  All of the outstanding Notes (approximately $524 million in principal amount) were redeemed for cash at a redemption price equal to 102.813% of the principal amount of the Notes, plus accrued and unpaid interest thereon to, but not including, the Redemption Date.  The aggregate amount paid upon the Redemption was equal to approximately $539.4 million.  Upon completion of the Redemption, the Notes were cancelled, the obligations of FelCor LP, the Company and the Subsidiary Guarantors (as defined in the Indenture) under the Notes and the Indenture were terminated, and all collateral securing the Notes was released.

The references in this Item 1.02 to the Indenture are qualified in their entirety by reference to the Original Indenture, the First Supplemental Indenture and the Second Supplemental Indenture, which are incorporated herein by reference to Exhibit 4.1 to FelCor LP’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on December 19, 2012, Exhibit 4.1 to FelCor LP’s Current Report on Form 8-K filed with the SEC on January 9, 2013 and Exhibit 4.1 to FelCor LP’s Current Report on Form 8-K filed with the SEC on September 7, 2017, respectively.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RANGERS SUB I, LLC

March 12, 2018	By:	/s/ Frederick D. McKalip
Frederick D. McKalip
Senior Vice President and General Counsel

FELCOR LODGING LIMITED PARTNERSHIP

	By:	Rangers General Partner, LLC,
its General Partner

March 12, 2018	By:	/s/ Frederick D. McKalip
Frederick D. McKalip
Senior Vice President and General Counsel